Exhibit 10.1
AMENDMENT TO SEVERANCE PAY AGREEMENT
THIS AMENDMENT TO SEMPRA ENERGY SEVERANCE PAY AGREEMENT (this “Amendment”) is made and entered into as of February 20, 2025 (the “Amendment Effective Date”) by and between Sempra (formerly Sempra Energy), a California corporation (“Sempra”), and Jeffrey W. Martin (the “Executive”).
WHEREAS, Sempra and the Executive are currently parties to that certain Sempra Energy Severance Pay Agreement dated as of January 1, 2023 (the “Severance Agreement”);
WHEREAS, Sempra and the Executive desire  to extend the period for which the Severance Agreement may be operative;
WHEREAS, Sempra and the Executive desire to enter into this Amendment to reflect certain agreements between the parties relating to the definition of “Mandatory Retirement” and to make certain other technical and conforming changes to the Severance Agreement; and
WHEREAS, the Board of Directors of Sempra (the “Board”) or an authorized committee thereof has authorized this Amendment.
NOW THEREFORE, the Severance Agreement is hereby amended in the following particulars, all effective as of the Amendment Effective Date:
1.By substituting “Sempra” for “Sempra Energy” in each place that the latter appears in the Severance Agreement to reflect that the legal name of “Sempra Energy” was changed to “Sempra.”
2.By substituting the following for the definition of “Mandatory Retirement” where such definition appears in Section 1 of the Severance Agreement:
“‘Mandatory Retirement’ means termination of employment at the attainment of age 67 and otherwise pursuant to the Company’s mandatory retirement policy.”
3.Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
4.Except as provided herein, all other terms of the Severance Agreement shall remain in force and effect in accordance with its terms.
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    IN WITNESS WHEREOF, the Executive and, pursuant to due authorization from its Board of Directors or an authorized committee thereof, Sempra have caused this Agreement to be executed as of the day and year first above written.

SEMPRA

/s/ Karen L. Sedgwick
Karen L. Sedgwick
Executive Vice President and Chief Financial Officer

February 20, 2025
Date

EXECUTIVE

/s/ Jeffrey W. Martin
Jeffrey W. Martin
Chairman, Chief Executive Officer and President

February 20, 2025
Date

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